Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated July 11, 2018 to the Prospectus and Statement of Additional Information, each dated March 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of January 1, 2019 (the “Implementation Date”), Andrew W. Jung will be designated as Lead Portfolio Manager of the Fund, Ronald E. Canakaris will no longer serve as Lead Portfolio Manager but will continue to serve as a Portfolio Manager of the Fund, and M. Scott Thompson will be added as a Portfolio Manager of the Fund. Messrs. Jung, Canakaris and Thompson will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, effective as of the Implementation Date, all references to the portfolio managers of the Fund shall refer to Messrs. Jung, Canakaris and Thompson and all references to the portfolio managers’ positions shall refer to the titles below.

In addition, effective as of the Implementation Date, the Prospectus will be revised as follows:

The section under “Summary of the Funds – AMG Managers Montag & Caldwell Growth Fund” titled “Portfolio Management – Portfolio Managers” on page 33 will be deleted and replaced with the following:

Portfolio Managers

Andrew W. Jung, CFA

Senior Vice President and Co-Chief Investment Officer at Montag & Caldwell;

Lead Portfolio Manager of the Fund since 01/19; Portfolio Manager of the Fund since 02/15.

Ronald E. Canakaris, CFA, CIC

Chairman and Co-Chief Investment Officer of Montag & Caldwell;

Portfolio Manager of the Fund since 11/94.

M. Scott Thompson, CFA

Senior Vice President, Director of Research of Montag & Caldwell;

Portfolio Manager of the Fund since 01/19.

The information relating to the Fund in the section under “Additional Information About the Funds – Fund Management” titled “Portfolio Management” on page 131 will be deleted and replaced with the following:

AMG Managers Montag & Caldwell Growth Fund

Andrew W. Jung, CFA	Lead Portfolio Manager of the Fund since January 2019; Portfolio Manager since February 2015. Mr. Jung is a Senior Vice President and Co-Chief Investment Officer at Montag & Caldwell. Mr. Jung joined Montag & Caldwell in 2001 as a research analyst. Prior to joining Montag & Caldwell, he was an analyst at Strong Capital Management, following the financial services sector for several large-cap growth funds, and at the Robinson-Humphrey Company in Atlanta, where he followed banks and thrifts. He has a BA from Marquette University and an MBA from Emory University, and holds the CFA designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals.

Ronald E. Canakaris, CFA, CIC	Portfolio Manager since the Fund’s inception in November 1994. Mr. Canakaris is Chairman and Co-Chief Investment Officer of Montag & Caldwell. Mr. Canakaris has been with the firm since 1972 and is responsible for developing the firm’s investment process. He has a BS and a BA from the University of Florida and holds the CFA designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals.

M. Scott Thompson, CFA	Portfolio Manager of the Fund since January 2019. Mr. Thompson is Senior Vice President and Director of Research and a security analyst at Montag & Caldwell. Mr. Thompson joined Montag & Caldwell in 1992 upon graduating from the University of the South with a BA in Economics. He has an MBA from Emory University and holds the CFA designation. His professional affiliations include the CFA Institute and the Atlanta Society of Finance and Investment Professionals, for which he formerly served as trustee.

In addition, effective as of the Implementation Date, the SAI will be revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Managers Montag & Caldwell Balanced Fund, AMG Managers Montag & Caldwell Growth Fund and AMG Managers Montag & Caldwell Mid Cap Growth Fund – Montag & Caldwell, LLC (“Montag & Caldwell”) – Portfolio Managers’ Ownership of Fund Shares” on page 130, the following information will be added for Mr. Thompson with respect to the Fund, which is as of July 10, 2018:

Growth Fund

Mr. Thompson: $50,001 to $100,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE